EXHIBIT 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF MICHAEL A. CREEL, CHIEF FINANCIAL OFFICER
OF ENTERPRISE PRODUCTS GP, LLC THE GENERAL PARTNER OF
ENTERPRISE PRODUCTS PARTNERS L.P.

        In connection with this annual report of Enterprise Products Partners L.P. (the “Registrant”) on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Creel, Chief Financial Officer of Enterprise Products GP, LLC, the General Partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Michael A. Creel
Name:	Michael A. Creel
Title:	Chief Financial Officer of Enterprise Products GP, LLC on behalf of Enterprise Products Partners L.P.

Date:	March 10, 2004